UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 21, 2017

ASHFORD INC.
(Exact name of registrant as specified in its charter)

MARYLAND	001-36400	46-5292553
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

14185 Dallas Parkway, Suite 1100
Dallas, Texas		75254
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (972) 490-9600

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.
On February 21, 2017, Ashford Inc. (“Ashford” or the “Company”) issued a press release relating to the proposed acquisition of FelCor Lodging Trust Incorporated (“FelCor”) by Ashford Hospitality Trust, Inc. (“Ashford Trust”).  A copy of the press release is attached hereto as Exhibit 99.1.  The foregoing description is qualified in its entirety by reference to the text of the press release and is incorporated herein by reference and constitutes part of this report.
Forward-Looking Statements

Certain statements and assumptions made herein contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements are subject to risks and uncertainties.  When Ashford uses the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, Ashford intends to identify forward-looking statements.  Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford’s control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation:  general volatility of the capital markets and the market price of Ashford’s common stock; changes in Ashford’s business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in Ashford’s industry and the market in which Ashford operates, interest rates or the general economy; and the degree and nature of Ashford’s competition.  These and other risk factors are more fully discussed in Ashford’s filings with the Securities and Exchange Commission.  In addition, material risks that could cause actual results to differ from forward-looking statements include: the inherent uncertainty associated with financial or other projections; the ability of Ashford Trust to successfully integrate FelCor; and the ability to recognize the anticipated benefits from the proposed combination of Ashford Trust and FelCor, including the anticipated synergies resulting from the proposed combination.

The forward-looking statements included in Item 8.01 of this Form 8-K are only made as of the date hereof.  Investors should not place undue reliance on these forward-looking statements.  Ashford is not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.

Additional Information

This communication does not constitute an offer to buy or solicitation of any offer to sell securities. This communication relates to a proposal which Ashford Trust has made for a business combination transaction with FelCor that is supported by Ashford. In furtherance of this proposal and subject to future developments, Ashford, Ashford Trust and, if a negotiated transaction is agreed, FelCor may file one or more registration statements, prospectuses, proxy statements or other documents with the Securities and Exchange Commission (the “SEC”). This communication is not a substitute for any registration statement, prospectus, proxy statement or other document Ashford, Ashford Trust or FelCor may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF ASHFORD, ASHFORD TRUST AND FELCOR ARE URGED TO READ CAREFULLY THE REGISTRATION STATEMENT(S), PROSPECTUS(ES), PROXY STATEMENT(S) AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ASHFORD, ASHFORD TRUST, FELCOR AND THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents (if and when they become available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov, or by requesting them in writing or by telephone from Ashford at 14185 Dallas Parkway, Suite 1100, Dallas, Texas 75254, Attn: Investor Relations or (972) 490-9600.  Investors and security holders may obtain copies of the documents filed with the SEC on Ashford’s website, www.ashfordinc.com, under the “Investors” link.

Certain Information Regarding Participants

Ashford Trust and Ashford and their respective directors and executive officers may be deemed participants in the solicitation of proxies in connection with the proposed transaction. You can find information about Ashford Trust’s directors and executive officers in Ashford Trust’s definitive proxy statement for its most recent annual meeting filed with the SEC on April 25, 2016. You can find information about Ashford’s directors and executive officers in Ashford’s definitive proxy statements for its most recent annual meeting and special meeting filed with the SEC on

April 28, 2016 and October 7, 2016, respectively. You can find information about FelCor’s directors and executive officers in FelCor’s definitive proxy statement for its most recent annual meeting filed with the SEC on April 14, 2016. These documents are available free of charge at the SEC’s web site at www.sec.gov and (with respect to documents and information relating to Ashford Trust) from Investor Relations at Ashford Trust, as described above.  Additional information regarding the interests of such potential participants will be included in one or more registration statements, proxy statements, tender offer statements or other related documents filed with the SEC if and when they become available.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits
Exhibit Number	Description
99.1	Press Release dated February 21, 2017.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 21, 2017

ASHFORD INC.

	By:	/s/ David A. Brooks
David A. Brooks
Chief Operating Officer and General Counsel